                                                                   EXHIBIT 10.59

                                                                       EXECUTION
                                                                       ---------

                                  CALMAR INC.
                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 20, 1998, and entered into by and among Calmar Inc., a Delaware corporation ("COMPANY"), and the financial institutions listed on the signature pages hereof ("LENDERS"), and is made with reference to that certain Credit Agreement dated as of August 18, 1995, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Goldman, Sachs & Co., as syndication agent, and Credit Agricole Indosuez, as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), documentation and collateral agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

     WHEREAS, Company and Lenders desire to amend the Credit Agreement in order to increase the amount of the AXELs Series A by $5,000,000:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

1.1  AMENDMENTS TO SECTION 1: DEFINITIONS.
     ------------------------------------

     A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "AXEL Series A Notes" set forth therein in its entirety and substituting therefor the following:

          "AXEL SERIES A NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Closing Date, (ii) the promissory note of Company issued to Goldman Sachs Credit Partners L.P. on the Third Amendment Effective Date to evidence the additional AXELs Series A made by Goldman Sachs Credit Partners L.P. on the Third Amendment Effective Date, and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the AXEL Series A Commitments or AXELs Series A of any Lenders, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be
                                  ------------
     amended, supplemented or otherwise modified from time to time.

     B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "THIRD AMENDMENT" means that certain Third Amendment to Credit Agreement dated as of January __, 1998 by and among Company and Lenders.

          "THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Third Amendment.


1.2  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.
     -------------------------------------------------------------------

     A. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(i)  AXELs Series A.  Each Lender having an AXEL Series A Commitment
                --------------
     as of the Refinancing Date, as set forth on Schedule 2.1 annexed hereto as
                                                 ------------
     of the Refinancing Date, has loaned to Company on the Refinancing Date an amount equal to its Pro Rata Share, as of the Refinancing Date, of the aggregate $60,000,000 amount of the AXEL Series A Commitments as in effect on the Refinancing Date, the proceeds of which AXELs Series A have been used for the purposes identified in subsection 2.5A. In addition, Goldman Sachs Credit Partners L.P. hereby agrees to lend to Company on the Third Amendment Effective Date, as additional AXELs Series A, an amount equal to $5,000,000, the proceeds of which additional AXELs Series A shall be used for the purposes identified in subsection 2.5A. The amount of each Lender's AXELs Series A as of the Third Amendment Effective Date, and each Lender's Pro Rata Share with respect to the AXELs Series A (in each case after giving effect to the $5,000,000 of additional AXELs Series A to be made on the Third Amendment Effective Date), is set forth opposite its name on Schedule 2.1 annexed hereto as in effect on the Third Amendment
        ------------
     Effective Date (which Schedule 2.1 also reflects the AXELs Series B and the
                           ------------
     Revolving Loan Commitments of Lenders, and the corresponding Pro Rata Shares of Lenders with respect thereto, as of the Third Amendment Effective
     Date). Company has made one borrowing in the amount of $60,000,000 under the AXEL Series A Commitments on the Refinancing Date, and Company may make only one additional borrowing of AXELs Series A in the amount of $5,000,000 on the Third Amendment Effective Date. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed."

     B. Subsection 2.4A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(i)  Scheduled Payments of AXELs Series A.  Company shall make
                ------------------------------------
     principal payments on the AXELs Series A in installments on the dates and in the amounts set forth below (it being understood that the following table gives effect to any principal payments in respect of the AXELs Series A prior to the Third Amendment Effective Date):


                                       SCHEDULED
                                      REPAYMENT OF
             DATE                    AXELS SERIES A
             --------------------------------------

             March 15, 1998           $  162,787.72

             June 15, 1998            $  162,787.72

             September 15, 1998       $  162,787.72

             December 15, 1998        $  162,787.72

             March 15, 1999           $2,591,037.94

             June 15, 1999            $2,591,037.94

             September 15, 1999       $2,591,037.94

             December 15, 1999        $2,591,037.94

             March 15, 2000           $3,133,663.68

             June 15, 2000            $3,133,663.68

             September 15, 2000       $3,133,663.68

             December 15, 2000        $3,133,663.68

             March 15, 2001           $3,947,602.30

             June 15, 2001            $3,947,602.30

             September 15, 2001       $3,947,602.30

             December 15, 2001        $3,947,602.30

             March 15, 2002           $4,490,228.05

             June 15, 2002            $4,490,228.05

             September 15, 2002       $4,490,228.05

             December 15, 2002        $4,490,228.05

             March 15, 2003           $2,116,240.41

             June 15, 2003            $2,116,240.41

             September 15, 2003       $2,116,240.42


     ; provided that the scheduled installments of principal of the AXELs Series
       --------
     A set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the AXELs Series A in accordance with subsection 2.4B(iv); and provided, further that the AXELs Series A and all other
                   --------  -------
     amounts owed hereunder with respect to the AXELs Series A shall be paid in full no later than September 15,

     2003, and the final installment payable by Company in respect of the AXELs Series A on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the AXELs Series A."

1.3  SUBSTITUTION OF SCHEDULE.
     ------------------------

     (i) Schedule 2.1 to the Credit Agreement is hereby amended by deleting it
         ------------
in its entirety and substituting therefor a new Schedule 2.1 in the form of
                                                ------------
Annex A to this Amendment.
-------

     (ii) Schedule 5.14 to the Credit Agreement is hereby amended by deleting it
          -------------
in its entirety and substituting therefor a new Schedule 5.14 in the form of
                                                -------------
Annex B to this Amendment.
-------

1.4  NEW LENDER.
     ----------

     Goldman Sachs Credit Partners L.P. is hereby added as a Lender to the Credit Agreement.


                                   SECTION 2.
                          CONDITIONS TO EFFECTIVENESS

     Notwithstanding anything to the contrary herein, Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

     A. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

          (1) Certified copies of any amendments made to its Certificate of Incorporation on or after October 25, 1996 (the "PRIOR DELIVERY DATE"), certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being the only amendments thereto since the Prior Delivery Date (or, if there have been no such amendments since the Prior Delivery Date, a certificate of its corporate secretary or an assistant secretary to that effect), together with a good standing certificate from the Secretary of State of the State of Delaware, dated a recent date prior to the Third Amendment Effective Date;

          (2) Copies of any amendments made to its Bylaws on or after the Prior Delivery Date, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being the only amendments thereto since the Prior Delivery Date (or, if there have been no such amendments since the Prior

     Delivery Date, a certificate of its corporate secretary or an assistant secretary to that effect);

          (3) Resolutions of its Board of Directors approving and authorizing the execution and delivery of this Amendment, the performance of the Amendment and the Amended Agreement (as defined below), and the issuance and payment of the Additional AXEL Series A Note (as defined below), certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (4) Signature and incumbency certificates of its officers executing this Amendment and the Additional AXEL Series A Note;

          (5) Executed copies of this Amendment; and

          (6) An executed AXEL Series A Note, payable to Goldman Sachs Credit Partners L.P. in the principal amount of $5,000,000 (the "ADDITIONAL AXEL SERIES A NOTE").

     B. OPINION OF COMPANY'S COUNSEL. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Riordan & McKinzie, counsel for Company, in form and substance reasonably satisfactory to Goldman Sachs Credit Partners L.P. and its counsel and to Administrative Agent, dated as of the Third Amendment Effective Date and setting forth substantially the matters in the opinions designated in Exhibit I
                                                                      ---------
annexed hereto and as to such other matters as Goldman Sachs Credit Partners L.P. and Administrative Agent acting on behalf of Lenders may reasonably request.

     C. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.


                                   SECTION 3.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. After giving full effect to this Amendment and any actions taken pursuant hereto, the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                  SECTION 4.
                                 MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words or like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B. The parties hereto agree and acknowledge that the additional borrowing under the AXEL Series A on the Third Amendment Effective Date is included in (i) the definition of "Obligations" under the Credit Agreement and (ii) the definition of "Secured Obligations" under each of the Collateral Documents, and as such is secured by the Collateral Documents.

     C. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGA TIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     F. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterpart and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              CALMAR INC.


                              By:    /s/ C. R. Huebner
                                    --------------------------------------------
                                    Name:
                                    Title:



                              CREDIT AGRICOLE INDOSUEZ,
                              as a Lender and as Administrative Agent, Collateral Agent and Documentation Agent


                              By:   /s/ Francoise Berthelot
                                    --------------------------------------------
                                    Name:  FRANCOISE BERTHELOT
                                    Title: VICE PRESIDENT



                              By:   /s/ Patrick Reidy
                                    --------------------------------------------
                                    Name:  PATRICK REIDY
                                    Title: CHIEF CREDIT OFFICER

                              Notice Address:

                              Credit Agricole Indosuez
                              New York Branch
                              1211 Avenue of the Americas
                              New York, New York  10036-8701
                              Attention:    Andrew Brady



                              OCTAGON CREDIT INVESTORS LOAN PORTFOLIO,
                              A Unit of The Chase Manhattan Bank,
                              as a Lender


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                              OCTAGON CREDIT INVESTORS LOAN PORTFOLIO,
                              A Unit of The Chase Manhattan Bank,
                              as a Lender


                              By:   /s/ James P. Ferguson
                                    --------------------------------------------
                                    Name:  JAMES P. FERGUSON
                                    Title: MANAGING DIRECTOR


                              INDOSUEZ CAPITAL FUNDING II,
                              LIMITED, as a Lender

                              BY:  INDOSUEZ CAPITAL LUXEMBOURG,
                                    as Collateral Manager


                                    By:    /s/ Francoise Berthelot
                                           -------------------------------------
                                    Name:  FRANCOISE BERTHELOT
                                    Title: AUTHORIZED SIGNATORY


                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY, as a Lender


                              By:   /s/ John B. Wheeler
                                    --------------------------------------------
                                    Name:  JOHN B. WHEELER
                                    Title: MANAGING DIRECTOR



                              MASS MUTUAL CORPORATE VALUE
                              PARTNERS LIMITED, as a Lender


                              By:   /s/ John B. Wheeler
                                    --------------------------------------------
                                    Name:  JOHN B. WHEELER
                                    Title: MANAGING DIRECTOR

                              MERRILL LYNCH PRIME RATE
                              PORTFOLIO,
                              as a Lender

                              BY: MERRILL LYNCH ASSET
                                  MANAGEMENT, L.P., as Investment
                                  Advisor

                                    By:  /s/ Anthony Clemente
                                         ---------------------------------------
                                         Name:   ANTHONY CLEMENTE
                                         Title:  AUTHORIZED SIGNATORY


                              MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC., AS A LENDER



                              By:   /s/ Anthony Clemente
                                    --------------------------------------------
                                    Name:   ANTHONY CLEMENTE
                                    Title:  AUTHORIZED SIGNATORY



                              PILGRIM AMERICA PRIME RATE TRUST,
                              as a Lender


                              By:   /s/ Daniel A. Norman
                                    --------------------------------------------
                                    Name:  DANIEL A. NORMAN
                                    Title: SENIOR VICE PRESIDENT



                              PRIME INCOME TRUST,
                              as a Lender


                              By:   /s/ Rafael Scolari
                                    --------------------------------------------
                                    Name:  RAFAEL SCOLARI
                                    Title: VICE PRESIDENT

                              MLCBO IV (CAYMAN) LTD.
                              as a Lender


                              BY:   PROTECTIVE ASSET MANAGEMENT
                                    COMPANY
                                    as Collateral Manager



                                    By:  /s/ James Dondero CFA
                                         ---------------------------------------
                                         Name:  JAMES DONDERO CFA
                                         Title: PRESIDENT
                                                PROTECTIVE ASSET MANAGEMENT
                                                COMPANY



                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              BY:   BOSTON MANAGEMENT AND RESEARCH,
                                    as Investment Advisor


                                    By:  /s/ Scott H. Page
                                         ---------------------------------------
                                         Name:  SCOTT H. PAGE
                                         Title: VICE PRESIDENT



                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST,
                              as a Lender


                              By:   /s/ Jeffrey W. Maillet
                                    --------------------------------------------
                                    Name:  JEFFREY W. MAILLET
                                    Title: SENIOR VICE PRESIDENT & DIRECTOR



                              GOLDMAN SACHS CREDIT PARTNERS L.P.
                              as a Lender


                              By:   /s/
                                    --------------------------------------------
                                    Name:
                                    Title: AUTHORIZED SIGNATORY

                                    ANNEX A

                                  SCHEDULE 2.1
                                  ------------

                                                    PRO RATA SHARE OF
NAME OF LENDER                     AXELS SERIES A     AXELS SERIES A
--------------------------------   --------------   ------------------

Octagon Credit Investors           $ 8,378,571.25       13.16%

Indosuez Capital Funding II,
  Limited                          $ 4,747,857.27        7.46%

Massachusetts Mutual Life
  Insurance Company                $ 3,909,609.00        6.14%

Mass Mutual Corporate Value
  Partners Limited                 $ 1,955,391.00        3.07%

Merrill Lynch Prime Rate
  Portfolio                        $ 5,306,429.04        8.34%

Merrill Lynch Senior Floating
  Rate Fund                        $10,333,570.87       16.23%

Pilgrim America Prime Rate
  Trust                            $ 2,792,857.29        4.39%

Prime Income Trust                 $ 5,865,000.00        9.21%

MLCBO IV (Cayman) Ltd.
(Protective Life Insurance
  Company)                         $ 2,513,571.55        3.95%

Senior Debt Portfolio              $ 5,865,000.00        9.21%

Van Kampen American Capital
  Prime Rate Income Trust          $ 6,982,142.73       10.97%

Goldman Sachs Credit
  Partners L.P.                    $ 5,000,000.00        7.86%

                                                      PRO RATA SHARE OF
NAME OF LENDER                     AXELS SERIES B       AXELS SERIES B
--------------                    ---------------      -----------------

Octagon Credit Investors           $6,283,928.44           14.3%

Indosuez Capital Funding II,
  Limited                          $3,560,892.72            8.1%

Massachusetts Mutual Life
  Insurance Company                $2,932,206.75            6.7%


 Mass Mutual Corporate Value
  Partners Limited                 $1,466,543.25            3.3%

Merrill Lynch Prime Rate
  Portfolio                        $3,979,821.28            9.0%

Merrill Lynch Senior Floating
  Rate Fund                        $7,750,179.13           17.6%

Pilgrim America Prime Rate
  Trust                            $2,094,642.72            4.8%

Prime Income Trust                 $4,398,750.00           10.0%

MLCBO IV (Cayman) Ltd.
(Protective Life Insurance
  Company)                         $1,885,178.44            4.3%

Senior Debt Portfolio              $4,398,750.00           10.0%

Van Kampen American Capital
  Prime Rate Income Trust          $5,236,607.28           11.9%


                                                         PRO RATA SHARE OF
NAME OF LENDER           REVOLVING LOAN COMMITMENT  REVOLVING LOAN COMMITMENTS
--------------           -------------------------  --------------------------
Credit Agricole Indosuez             $12,000,000            100%

                                   EXHIBIT I

                    [FORM OF OPINION OF COUNSEL TO COMPANY]



                         [Effective Date of Amendment]


Credit Agricole Indosuez
[Address]

     and

The Lenders Listed on
 Schedule A Hereto

          Re: Third Amendment dated as of January __, 1997 to Credit Agreement dated as of August 18, 1995 among Calmar Inc., the Lenders Party Thereto, Goldman Sachs & Co., as Syndication Agent, and Credit Agricole Indosuez, as Administrative Agent, Documentation Agent
                                                           -------------------
               and Collateral Agent
               --------------------

Ladies and Gentlemen:

          We have acted as counsel to Calmar Inc., a Delaware corporation ("COMPANY"), in connection with the Third Amendment to Credit Agreement dated as of January __, 1998 (the "AMENDMENT") among Company and the financial institutions listed on the signature pages thereof as Lenders ("LENDERS"), which amends that certain Credit Agreement dated as of August 18, 1995, as previously amended, among Company, Lenders, Goldman Sachs & Co., as Syndication Agent, and Credit Agricole Indosuez, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Documentation Agent and Collateral Agent (the "CREDIT AGREEMENT"). This opinion is rendered to you in compliance with Section 2B of the Amendment. The Credit Agreement, as amended by the Amendment, is hereinafter referred to as the "AMENDED CREDIT AGREEMENT". Capitalized terms used herein without definition have the same meanings as in the Amended Credit Agreement.

          In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Certificate of Incorporation of Company, as amended to date;

          (b) The Bylaws of Company, as amended to date;

          (c) All records of proceedings and actions of the Board of Directors of Company relating to the Amendment, the Amended Credit Agreement and the AXEL Series A Note being delivered to Goldman Sachs Credit Partners L.P. on the date hereof (the "ADDITIONAL AXEL SERIES A NOTE") and the transactions contemplated thereby;

          (d)  The Credit Agreement;

          (e)  The Amendment; and

          (f) The Additional AXEL Series A Note.

          We have been furnished with, and with Lenders' consent have relied upon, certificates of officers of Company with respect to certain factual matters, copies of which have been delivered to Lenders. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary, copies of which have been delivered to Lenders. In all such examinations, we have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to us as conformed or photostatic copies.

          We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of only present United States Federal law; the General Corporation Law of the State of Delaware; and the laws of the State of New York. As to matters governed by the laws of the State of New York, we are relying exclusively on the opinion of Richards & O'Neil, LLP of even date herewith, subject to all of the assumptions, qualifications, limitations and exceptions set forth in such opinion, a copy of which is attached hereto as Exhibit A. We are not opinion on, and we assume no responsibility as to, the
---------
applicability to or effect on any of the matters covered herein of the laws of any other jurisdiction. In addition, except as expressly covered in this opinion, we are not expressing any opinion as to the effect of compliance by Lenders with any state or federal laws or regulations applicable to the transactions because of the nature of any of their businesses. We express no opinion with respect to state securities or "blue sky" laws or state or federal antifraud, antitrust or environmental laws.

On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

          1. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted.

          2. Company has all requisite corporate power and authority to execute and deliver the Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Amendment and the Amended Credit Agreement, and to issue and pay the Additional AXEL Series A Note.

          3. The execution and delivery of the Amendment, the performance of the Amendment and the Amended Credit Agreement and the issuance, delivery and payment of the Additional AXEL Series A Note have been duly authorized by all necessary corporate action on the part of Company. The Amendment and the Additional AXEL Series A Note have been duly executed and delivered by Company and the Amendment, the Amended Credit Agreement and the Additional AXEL Series A Note constitute the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms.

          4. Neither the execution and delivery of the Amendment nor the issuance and payment of the Additional AXEL Series A Note by Company nor the consummation of the transactions contemplated by the Amendment nor compliance with the terms and conditions of the Amended Credit Agreement by Company (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Certificate of Incorporation or Bylaws of Company or (y) any material term of any material agreement, instrument, order, writ, judgment or decree known to us after due inquiry to which Company is a party or by which any of its respective properties or assets are bound, or (z) any present Federal or New York statute, rule or regulation or General Corporation Law of the State of Delaware binding on Company or (B) results in the creation of any Lien upon any of the properties or assets of Company under any agreement or order referred to in clause (y) above (other than Liens created pursuant to the Collateral Documents); provided,
                                                                 --------
however, that we express no opinion as to whether or not the execution, delivery or performance by Company of the Amendment or the Additional AXEL Series A Note will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of Company.

          5. No governmental consents, approvals, authorizations, registrations, declarations or filings with any federal, Delaware corporation, California State or New York state governmental authority are required by Company in connection with the execution and delivery by Company of the Amendment, the performance by Company of the Amendment or the Amended Agreement, or the issuance, delivery and payment of the Additional AXEL Series A Note by Company.

          6. The making of the Loans and the application of the proceeds thereof as provided in the Amended Credit Agreement do not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          Our opinion in paragraph 3 above as to the validity, binding effect and enforceability of the Amendment, the Amended Credit Agreement, and the Additional AXEL Series A Note is subject to all applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. In addition, we advise you that the enforceability of the Amendment, the Amended Credit Agreement and the Additional AXEL Series A Note is subject to (i) the effect of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and (ii) the qualification that the enforcement of certain indemnification or waiver provisions may be limited by law or public policy considerations and that certain remedial and exculpatory provisions (including set-off rights) may be unenforceable but the remedies and protections provided in such documents, taken as a whole, should not be inadequate for the practical realization of the benefits intended to be afforded thereby.

          Our opinions in paragraph 4 above as to the compliance with certain statutes, rules and regulations and as to the lack of any required consents or approvals of, authorizations by, or registrations, declarations or filings with certain governmental authorities are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Amendment and the Amended Credit Agreement.

          To the extent that the obligations of Company may be dependent upon such matters, we have assumed for purposes of this opinion, other than with respect to Company, that each additional party to the agreements and contracts referred to herein is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legal, valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms. Except as expressly covered in this opinion, we are not expressing any opinion as to the effect of compliance by any Lender with any state or federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

          This opinion is rendered only to Administrative Agent and Lenders and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Administrative Agent or Lenders for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                              Very truly yours,